SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 6, 2003

CUBIST PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 860-8660

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated August 6, 2003

99.2	Transcript of August 6, 2003 conference call

Item 12. Results of Operations and Financial Condition.

On August 6, 2003, the Registrant issued a press release reporting its results for the second quarter ended June 30, 2003.  The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

On August 6, 2003, the Registrant conducted a telephone conference.  The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.2.

The attached press release and transcript shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ David W.J. McGirr
David W.J. McGirr
Senior Vice President and Chief Financial Officer

Dated: August 6, 2003